UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07920

Western Asset High Income Opportunity Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877)-777-0102

Date of fiscal year end: September 30

Date of reporting period: March 31, 2017

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	March 31, 2017

WESTERN ASSET

HIGH INCOME

OPPORTUNITY FUND INC. (HIO)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund seeks high current income. Capital appreciation is a secondary objective.

In seeking to fulfill its investment objectives, the Fund invests, under normal market conditions, at least 80% of its net assets in high-yield securities and up to 20% in common stock equivalents, including options, warrants and rights.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset High Income Opportunity Fund Inc. for the six-month reporting period ended March 31, 2017. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

April 28, 2017

II	Western Asset High Income Opportunity Fund Inc.

Investment commentary

Economic review

The pace of U.S. economic activity fluctuated during the six months ended March 31, 2017 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that third quarter 2016 U.S. gross domestic product (“GDP”)i growth was 3.5%, the strongest reading in two years. Fourth quarter 2016 GDP growth then moderated to 2.1%. Finally, the U.S. Department of Commerce’s initial reading for first quarter 2017 GDP growth — released after the reporting period ended — was 0.7%. The deceleration in growth reflected downturns in personal consumption expenditures, private inventory investment and state and local government spending.

Job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the reporting period ended on March 31, 2017, the unemployment rate was 4.5%, as reported by the U.S. Department of Labor. This was the lowest unemployment rate since May 2007. The percentage of longer-term unemployed also declined over the period. In March 2017, 23.3% of Americans looking for a job had been out of work for more than six months, versus 25.2% when the period began.

Western Asset High Income Opportunity Fund Inc.	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (the “Fed”)ii respond to the economic environment?

A. Looking back, after an extended period of maintaining the federal funds rateiii at a historically low range between zero and 0.25%, the Fed increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. The Fed then kept rates on hold at each meeting prior to its meeting in mid-December 2016. On December 14, 2016, the Fed raised rates to a range between 0.50% and 0.75%.

After holding rates steady at its meeting that concluded on February 1, 2017, the Fed raised rates to a range between 0.75% and 1.00% at its meeting that concluded on March 15, 2017. At that time the Fed said, “The Committee expects that economic conditions will evolve in a manner that will warrant gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run. However, the actual path of the federal funds rate will depend on the economic outlook as informed by incoming data.”

Q. Did Treasury yields trend higher or lower during the reporting period?

A. Treasury yields moved sharply higher after the November 2016 U.S. elections given expectations for improving growth and higher inflation. All told, short- and long-term Treasury yields moved higher overall during the six months ended March 31, 2017. Two-year Treasury yields began the reporting period at 0.77%, their low for the period, and ended the period at 1.27%. Their peak of 1.40% took place on March 13 and March 14, 2017. Ten-year Treasury yields began the reporting period at 1.60%, their low for the period, and ended the period at 2.40%. Their peak of 2.62% occurred on March 13, 2017.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors posted mixed results during the reporting period. Performance fluctuated with investor sentiment given signs of generally modest global growth, questions regarding future Fed monetary policy, the aforementioned U.S. elections and several geopolitical issues. The broad U.S. bond market, as measured by the Bloomberg Barclays U.S. Aggregate Indexiv, returned -2.18% during the six months ended March 31, 2017. Within the U.S. bond market, lower rated corporate bonds generated the best returns during the reporting period.

Q. How did the high-yield bond market perform over the reporting period?

A. The U.S. high-yield bond market, as measured by the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexv, gained 4.50% for the six months ended March 31, 2017. The high-yield market posted a positive return during the first month of the reporting period. This was driven by several factors, including robust demand from investors looking to generate incremental yield in the low interest rate environment and stabilizing oil prices. The U.S. high-yield bond market then modestly declined in November 2016 amid sharply

IV	Western Asset High Income Opportunity Fund Inc.

rising interest rates. However, high-yield bonds then rallied sharply over the next three months as demand was strong. The reporting period ended on a weak note in March 2017 given falling oil prices and overall weak demand.

Q. How did the emerging markets debt asset class perform over the reporting period?

A. The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned -0.47% during the six months ended March 31, 2017. The asset class fell sharply in October and November 2016, as demand weakened against a backdrop of rising interest rates in the U.S. and a sharp rally by the U.S. dollar. However, the asset class then rallied over the last four months of the period. This turnaround was triggered by improving investor demand, less concern over a significant shift in U.S. trade policy and a weakening U.S. dollar.

Performance review

For the six months ended March 31, 2017, Western Asset High Income Opportunity Fund Inc. returned 4.83% based on its net asset value (“NAV”)vii and 3.69% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index, returned 4.50% for the same period. The Lipper High Yield Closed-End Funds Category Averageviii returned 5.69% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.19 per share. As of March 31, 2017, the Fund estimates that 93% of the distributions were sourced from net investment income and 7% constituted a return of capital.* The performance table shows the Fund’s six-month total return based on its NAV and market price as of March 31, 2017. Past performance is no guarantee of future results.

Performance Snapshot as of March 31, 2017 (unaudited)
Price Per Share	6-Month Total Return**
$5.62 (NAV)	4.83	%†
$5.04 (Market Price)	3.69	%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

*	These estimates are not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.lmcef.com (click on the name of the Fund).

Western Asset High Income Opportunity Fund Inc.	V

Investment commentary (cont’d)

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “HIO” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XHIOX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com (click on the name of the Fund).

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset High Income Opportunity Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

April 28, 2017

RISKS: The Fund is a closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The Fund’s common stock is traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. The Fund’s investments are subject to credit risk, inflation risk and interest rate risk. The Fund may invest in lower-rated high-yield bonds, commonly known as “junk bonds,” which are subject to greater credit risk (risk of default) than higher-rated obligations. The Fund is also permitted purchases of equity securities. Equity securities generally have greater price volatility than fixed-income securities. As interest rates rise, bond prices fall, reducing the value of the Fund’s holdings. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. In addition, the Fund may invest in foreign securities, which are subject to certain risks of overseas investing, including currency fluctuations and changes in political, social and economic conditions, which could result in significant fluctuations. These risks are magnified in emerging markets.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

VI	Western Asset High Income Opportunity Fund Inc.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]

The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

vii

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

viii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended March 31, 2017, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 7 funds in the Fund’s Lipper category.

Western Asset High Income Opportunity Fund Inc.	VII

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of March 31, 2017 and September 30, 2016 and does not include derivatives, such as forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset High Income Opportunity Fund Inc. 2017 Semi-Annual Report	1

Spread duration (unaudited)

Economic exposure — March 31, 2017

Total Spread Duration
HIO	— 4.28 years
Benchmark	— 3.87 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index
EM	— Emerging Markets
HIO	— Western Asset High Income Opportunity Fund Inc.
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities

2	Western Asset High Income Opportunity Fund Inc. 2017 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — March 31, 2017

Total Effective Duration
HIO	— 4.49 years
Benchmark	— 3.85 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index
EM	— Emerging Markets
HIO	— Western Asset High Income Opportunity Fund Inc.
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities

Western Asset High Income Opportunity Fund Inc. 2017 Semi-Annual Report	3

Schedule of investments (unaudited)

March 31, 2017

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 88.3%
Consumer Discretionary — 18.3%
Auto Components — 1.0%
Adient Global Holdings Ltd., Senior Notes	4.875%	8/15/26	4,290,000	$4,220,288	(a)
ZF North America Capital Inc., Senior Notes	4.750%	4/29/25	2,580,000	2,679,975	(a)
Total Auto Components				6,900,263
Diversified Consumer Services — 1.1%
Cengage Learning Inc., Senior Notes	9.500%	6/15/24	1,490,000	1,341,000	(a)
Prime Security Services Borrower LLC/Prime Finance Inc., Secured Notes	9.250%	5/15/23	3,630,000	3,988,462	(a)
Service Corp. International, Senior Notes	7.500%	4/1/27	1,975,000	2,305,813
Total Diversified Consumer Services				7,635,275
Hotels, Restaurants & Leisure — 4.3%
Aramark Services Inc., Senior Notes	5.000%	4/1/25	1,190,000	1,228,675	(a)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	2,274,387	2,274,387	(a)(b)(c)(d)
Brinker International Inc., Senior Notes	5.000%	10/1/24	3,130,000	3,098,700	(a)
Carrols Restaurant Group Inc., Secured Notes	8.000%	5/1/22	1,540,000	1,651,650
CCM Merger Inc., Senior Notes	6.000%	3/15/22	1,375,000	1,405,937	(a)
CEC Entertainment Inc., Senior Notes	8.000%	2/15/22	1,600,000	1,674,000
Fontainebleau Las Vegas Holdings LLC, Senior Secured Notes	10.250%	6/15/15	715,000	72	*(a)(e)
GLP Capital LP/GLP Financing II Inc., Senior Notes	5.375%	4/15/26	1,840,000	1,904,400
Greektown Holdings LLC/Greektown Mothership Corp., Senior Secured Notes	8.875%	3/15/19	960,000	1,008,480	(a)
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	4.625%	4/1/25	2,770,000	2,810,719	(a)
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	4.875%	4/1/27	1,530,000	1,549,125	(a)
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp., Senior Secured Notes	6.750%	11/15/21	2,890,000	2,998,375	(a)
Landry’s Inc., Senior Notes	6.750%	10/15/24	860,000	894,400	(a)
Mohegan Tribal Gaming Authority, Senior Notes	7.875%	10/15/24	1,590,000	1,617,825	(a)
Scientific Games International Inc., Senior Secured Notes	7.000%	1/1/22	1,550,000	1,658,500	(a)
Silversea Cruise Finance Ltd., Senior Secured Notes	7.250%	2/1/25	1,598,000	1,685,890	(a)
Viking Cruises Ltd., Senior Notes	8.500%	10/15/22	3,920,000	4,081,700	(a)
Total Hotels, Restaurants & Leisure				31,542,835
Household Durables — 0.8%
Beazer Homes USA Inc., Senior Notes	6.750%	3/15/25	650,000	654,875	(a)
Shea Homes LP/Shea Homes Funding Corp., Senior Notes	6.125%	4/1/25	1,500,000	1,515,000	(a)
William Lyon Homes Inc., Senior Notes	7.000%	8/15/22	480,000	504,000

See Notes to Financial Statements.

4	Western Asset High Income Opportunity Fund Inc. 2017 Semi-Annual Report

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Household Durables — continued
Woodside Homes Co., LLC/Woodside Homes Finance Inc., Senior Notes	6.750%	12/15/21	2,700,000	$2,835,000	(a)
Total Household Durables				5,508,875
Leisure Products — 0.2%
Gibson Brands Inc., Senior Secured Notes	8.875%	8/1/18	2,010,000	1,809,000	(a)
Media — 8.3%
AMC Entertainment Holdings Inc., Senior Notes	6.125%	5/15/27	1,430,000	1,446,087	(a)
Carmike Cinemas Inc., Secured Notes	6.000%	6/15/23	840,000	890,400	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.750%	2/15/26	2,870,000	3,020,675	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.125%	5/1/27	980,000	987,350	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.908%	7/23/25	6,850,000	7,250,225
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.484%	10/23/45	1,220,000	1,409,501
DISH DBS Corp., Senior Notes	5.875%	7/15/22	1,100,000	1,158,432
DISH DBS Corp., Senior Notes	5.875%	11/15/24	750,000	790,500
DISH DBS Corp., Senior Notes	7.750%	7/1/26	5,150,000	5,999,750
iHeartCommunications Inc., Senior Notes	14.000%	2/1/21	2,559,022	870,067	(b)
Lions Gate Entertainment Corp., Senior Notes	5.875%	11/1/24	720,000	750,600	(a)
MDC Partners Inc., Senior Notes	6.500%	5/1/24	1,210,000	1,160,088	(a)
SFR Group SA, Senior Secured Bonds	6.250%	5/15/24	5,410,000	5,464,100	(a)
SFR Group SA, Senior Secured Notes	7.375%	5/1/26	5,810,000	6,006,087	(a)
Time Warner Cable LLC, Senior Notes	8.250%	4/1/19	1,039,000	1,158,882
Time Warner Cable LLC, Senior Notes	8.750%	2/14/19	2,311,000	2,584,396
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	298,000	313,717	(a)
Viacom Inc., Senior Notes	3.450%	10/4/26	2,940,000	2,801,985
Viacom Inc., Senior Notes	4.375%	3/15/43	1,260,000	1,096,121
Virgin Media Finance PLC, Senior Notes	6.375%	4/15/23	4,400,000	4,609,000	(a)
Virgin Media Finance PLC, Senior Notes	6.000%	10/15/24	3,030,000	3,151,200	(a)
Virgin Media Secured Finance PLC, Senior Secured Bonds	5.500%	1/15/25	1,400,000	1,433,250	(a)
Ziggo Secured Finance BV, Senior Secured Notes	5.500%	1/15/27	6,060,000	6,074,544	(a)
Total Media				60,426,957
Multiline Retail — 0.3%
Dollar Tree Inc., Senior Notes	5.750%	3/1/23	1,830,000	1,958,100
Neiman Marcus Group LLC, Senior Secured Notes	7.125%	6/1/28	515,000	397,194
Total Multiline Retail				2,355,294
Specialty Retail — 2.1%
American Greetings Corp., Senior Notes	7.875%	2/15/25	2,350,000	2,479,250	(a)

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2017 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

March 31, 2017

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Specialty Retail — continued
GameStop Corp., Senior Notes	6.750%	3/15/21	1,420,000	$1,455,500	(a)
Guitar Center Inc., Senior Secured Bonds	6.500%	4/15/19	5,190,000	4,385,550	(a)
Hot Topic Inc., Senior Secured Notes	9.250%	6/15/21	1,170,000	1,140,750	(a)
PetSmart Inc., Senior Notes	7.125%	3/15/23	2,220,000	2,114,550	(a)
Sally Holdings LLC/Sally Capital Inc., Senior Notes	5.625%	12/1/25	1,830,000	1,836,862
ServiceMaster Co., LLC, Senior Notes	5.125%	11/15/24	1,780,000	1,828,950	(a)
Total Specialty Retail				15,241,412
Textiles, Apparel & Luxury Goods — 0.2%
Hanesbrands Inc., Senior Notes	4.875%	5/15/26	1,220,000	1,204,750	(a)
Total Consumer Discretionary				132,624,661
Consumer Staples — 4.5%
Beverages — 0.7%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	1,610,000	1,485,225	(a)
Cott Holdings Inc., Senior Notes	5.500%	4/1/25	1,740,000	1,775,322	(a)
DS Services of America Inc., Secured Notes	10.000%	9/1/21	1,900,000	2,047,250	(a)
Total Beverages				5,307,797
Food & Staples — 0.1%
FAGE International SA/FAGE USA Dairy Industry Inc., Senior Notes	5.625%	8/15/26	1,050,000	1,055,250	(a)
Food & Staples Retailing — 0.4%
Beverages & More Inc., Senior Secured Notes	10.000%	11/15/18	2,780,000	2,665,325	(a)
Food Products — 2.2%
AdvancePierre Foods Holdings Inc., Senior Notes	5.500%	12/15/24	1,690,000	1,713,237	(a)
Lamb Weston Holdings Inc., Senior Notes	4.625%	11/1/24	2,400,000	2,454,000	(a)
Lamb Weston Holdings Inc., Senior Notes	4.875%	11/1/26	1,370,000	1,400,825	(a)
Pilgrim’s Pride Corp., Senior Notes	5.750%	3/15/25	2,520,000	2,551,500	(a)
Post Holdings Inc., Senior Notes	5.500%	3/1/25	2,250,000	2,272,500	(a)
Post Holdings Inc., Senior Notes	5.750%	3/1/27	2,150,000	2,155,375	(a)
Simmons Foods Inc., Secured Notes	7.875%	10/1/21	3,380,000	3,557,450	(a)
Total Food Products				16,104,887
Household Products — 0.6%
Central Garden & Pet Co., Senior Notes	6.125%	11/15/23	1,080,000	1,144,800
Spectrum Brands Inc., Senior Notes	6.625%	11/15/22	940,000	995,225
Spectrum Brands Inc., Senior Notes	6.125%	12/15/24	650,000	690,625
Spectrum Brands Inc., Senior Notes	5.750%	7/15/25	1,220,000	1,296,250
Total Household Products				4,126,900

See Notes to Financial Statements.

6	Western Asset High Income Opportunity Fund Inc. 2017 Semi-Annual Report

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Tobacco — 0.5%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	3,350,000	$2,910,313
Alliance One International Inc., Senior Secured Notes	8.500%	4/15/21	760,000	780,900	(a)
Total Tobacco				3,691,213
Total Consumer Staples				32,951,372
Energy — 14.5%
Energy Equipment & Services — 1.7%
CGG, Senior Notes	6.500%	6/1/21	2,020,000	944,350
CGG, Senior Notes	6.875%	1/15/22	570,000	266,475
Ensco PLC, Senior Notes	4.700%	3/15/21	350,000	344,750
Ensco PLC, Senior Notes	5.750%	10/1/44	2,160,000	1,641,600
KCA Deutag UK Finance PLC, Senior Secured Notes	9.875%	4/1/22	2,520,000	2,589,300	(a)
Pride International Inc., Senior Notes	6.875%	8/15/20	530,000	553,850
Pride International Inc., Senior Notes	7.875%	8/15/40	1,820,000	1,692,600
SESI LLC, Senior Notes	6.375%	5/1/19	2,110,000	2,115,275
Sierra Hamilton LLC/Sierra Hamilton Finance Inc., Senior Secured Notes	12.250%	12/15/18	2,150,000	514,925	*(a)(c)(d)(f)
Transocean Inc., Senior Notes	9.000%	7/15/23	830,000	890,175	(a)
Trinidad Drilling Ltd., Senior Notes	6.625%	2/15/25	520,000	520,650	(a)
Total Energy Equipment & Services				12,073,950
Oil, Gas & Consumable Fuels — 12.8%
Berry Petroleum Co. Escrow	—	—	1,230,000	0	*(c)(d)(g)
Berry Petroleum Co. Escrow	—	—	3,484,000	0	*(c)(d)(g)
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.125%	11/15/22	1,840,000	1,872,200	(a)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Secured Notes	11.500%	1/15/21	1,740,000	2,018,400	(a)
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	1,480,000	1,539,200
Cheniere Corpus Christi Holdings LLC, Senior Notes	5.875%	3/31/25	2,120,000	2,218,050	(a)
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	5,200,000	5,213,000
Chesapeake Energy Corp., Senior Notes	5.375%	6/15/21	1,655,000	1,547,425
Chesapeake Energy Corp., Senior Notes	5.750%	3/15/23	600,000	549,000
Continental Resources Inc., Senior Notes	5.000%	9/15/22	520,000	527,150
Continental Resources Inc., Senior Notes	3.800%	6/1/24	950,000	888,250
Continental Resources Inc., Senior Notes	4.900%	6/1/44	2,120,000	1,833,800
Ecopetrol SA, Senior Notes	7.375%	9/18/43	1,900,000	2,039,650
Enterprise Products Operating LLC, Junior Subordinated Notes	4.742%	8/1/66	1,150,000	1,148,562	(h)
EP Energy LLC/Everest Acquisition Finance Inc., Senior Notes	6.375%	6/15/23	700,000	540,750

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2017 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

March 31, 2017

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Exterran Energy Solutions LP/EES Finance Corp., Senior Notes	8.125%	5/1/25	1,390,000	$1,421,275	(a)
Genesis Energy LP/Genesis Energy Finance Corp., Senior Notes	6.750%	8/1/22	1,320,000	1,367,520
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	5,340,000	5,629,695	(a)
Holly Energy Partners LP/Holly Energy Finance Corp., Senior Notes	6.000%	8/1/24	580,000	610,450	(a)
Kinder Morgan Inc., Medium-Term Notes	7.750%	1/15/32	6,920,000	8,651,958
Magnum Hunter Resources Corp. Escrow	—	—	6,700,000	0	*(c)(d)(g)
MEG Energy Corp., Secured Notes	6.500%	1/15/25	1,060,000	1,063,975	(a)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	1,140,000	1,026,000	(a)
NGL Energy Partners LP/NGL Energy Finance Corp., Senior Notes	7.500%	11/1/23	1,610,000	1,670,375	(a)
NGPL PipeCo LLC, Senior Secured Notes	7.768%	12/15/37	1,520,000	1,710,000	(a)
Oasis Petroleum Inc., Senior Notes	7.250%	2/1/19	1,910,000	1,900,450
Oasis Petroleum Inc., Senior Notes	6.500%	11/1/21	2,730,000	2,750,475
Oasis Petroleum Inc., Senior Notes	6.875%	1/15/23	1,420,000	1,451,950
Petrobras Global Finance BV, Senior Notes	6.750%	1/27/41	5,120,000	4,817,920
Rice Energy Inc., Senior Notes	7.250%	5/1/23	2,250,000	2,407,500
Rockies Express Pipeline LLC, Senior Notes	7.500%	7/15/38	1,080,000	1,171,800	(a)
Rockies Express Pipeline LLC, Senior Notes	6.875%	4/15/40	1,140,000	1,199,850	(a)
RSP Permian Inc., Senior Notes	5.250%	1/15/25	1,410,000	1,427,625	(a)
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.750%	5/15/24	1,340,000	1,462,416
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	1,960,000	1,945,300
Sanchez Energy Corp., Senior Notes	6.125%	1/15/23	8,970,000	8,364,525
Shelf Drilling Holdings Ltd., Secured Notes	9.500%	11/2/20	1,422,438	1,337,092	(a)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.125%	2/1/25	1,480,000	1,529,950	(a)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.375%	2/1/27	1,580,000	1,643,200	(a)
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	6.125%	10/15/21	230,000	241,213
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	6.375%	5/1/24	650,000	706,875
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	5.250%	1/15/25	1,530,000	1,604,587
Vermilion Energy Inc., Senior Notes	5.625%	3/15/25	540,000	537,300	(a)
Whiting Petroleum Corp., Senior Notes	5.000%	3/15/19	1,470,000	1,473,675
Whiting Petroleum Corp., Senior Notes	6.250%	4/1/23	1,420,000	1,420,000
Williams Cos. Inc., Debentures	7.500%	1/15/31	620,000	725,400

See Notes to Financial Statements.

8	Western Asset High Income Opportunity Fund Inc. 2017 Semi-Annual Report

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Williams Cos. Inc., Senior Notes	3.700%	1/15/23	820,000	$809,750
Williams Cos. Inc., Senior Notes	4.550%	6/24/24	1,030,000	1,042,875
Williams Cos. Inc., Senior Notes	5.750%	6/24/44	3,190,000	3,221,900
WPX Energy Inc., Senior Notes	7.500%	8/1/20	530,000	564,450
WPX Energy Inc., Senior Notes	6.000%	1/15/22	1,320,000	1,349,700
WPX Energy Inc., Senior Notes	8.250%	8/1/23	860,000	961,050
Total Oil, Gas & Consumable Fuels				93,155,513
Total Energy				105,229,463
Financials — 10.4%
Banks — 4.5%
Bank of America Corp., Junior Subordinated Notes	6.500%	10/23/24	2,160,000	2,359,800	(h)(i)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	2,990,000	3,752,893	(a)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	3,400,000	3,724,955
Barclays PLC, Junior Subordinated Bonds	8.250%	12/15/18	650,000	684,756	(h)(i)
BNP Paribas SA, Junior Subordinated Notes	7.375%	8/19/25	1,470,000	1,512,262	(a)(h)(i)
CIT Group Inc., Senior Notes	5.375%	5/15/20	640,000	683,603
CIT Group Inc., Senior Notes	5.000%	8/15/22	1,000,000	1,049,370
CIT Group Inc., Senior Notes	5.000%	8/1/23	3,470,000	3,626,150
Citigroup Inc., Junior Subordinated Bonds	6.300%	5/15/24	2,060,000	2,150,125	(h)(i)
Cooperatieve Rabobank U.A., Junior Subordinated Notes	11.000%	6/30/19	170,000	199,113	(a)(h)(i)
Credit Agricole SA, Junior Subordinated Notes	8.375%	10/13/19	2,100,000	2,344,125	(a)(h)(i)
Credit Agricole SA, Junior Subordinated Notes	8.125%	12/23/25	2,290,000	2,447,437	(a)(h)(i)
JPMorgan Chase & Co., Junior Subordinated Bonds	6.000%	8/1/23	2,330,000	2,435,549	(h)(i)
JPMorgan Chase & Co., Junior Subordinated Notes	6.100%	10/1/24	1,170,000	1,237,860	(h)(i)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	1,880,000	2,227,800	(h)(i)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes	8.625%	8/15/21	1,220,000	1,274,900	(h)(i)
Royal Bank of Scotland NV, Subordinated Bonds	7.750%	5/15/23	620,000	724,461
Total Banks				32,435,159
Capital Markets — 1.3%
Credit Suisse Group AG, Junior Subordinated Notes	6.250%	12/18/24	2,750,000	2,799,387	(a)(h)(i)
Donnelley Financial Solutions Inc., Senior Notes	8.250%	10/15/24	1,680,000	1,738,800	(a)
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	1,880,000	2,326,788
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	2,030,000	2,141,071
Total Capital Markets				9,006,046
Consumer Finance — 1.0%
Ally Financial Inc., Senior Notes	8.000%	3/15/20	1,744,000	1,962,000

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2017 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

March 31, 2017

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Consumer Finance — continued
Navient Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	1,730,000	$1,846,775
Navient Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	1,510,000	1,644,013
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	2,160,000	1,998,000	(a)
Total Consumer Finance				7,450,788
Diversified Financial Services — 3.1%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Bonds	4.625%	7/1/22	1,210,000	1,277,850
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	4.625%	10/30/20	650,000	687,494
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	6,720,000	6,932,318
International Lease Finance Corp., Senior Notes	6.250%	5/15/19	250,000	269,507
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	3,675,000	4,346,437
International Lease Finance Corp., Senior Notes	8.625%	1/15/22	170,000	208,652
International Lease Finance Corp., Senior Notes	5.875%	8/15/22	600,000	669,827
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., Senior Notes	5.250%	3/15/22	1,100,000	1,111,000	(a)
Nielsen Co. (Luxembourg) Sarl, Senior Notes	5.000%	2/1/25	1,080,000	1,078,650	(a)
Park Aerospace Holdings Ltd., Senior Notes	5.250%	8/15/22	2,090,000	2,181,437	(a)
Park Aerospace Holdings Ltd., Senior Notes	5.500%	2/15/24	3,800,000	3,961,500	(a)
Total Diversified Financial Services				22,724,672
Insurance — 0.5%
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	1,310,000	1,319,825	(a)
Genworth Holdings Inc., Senior Notes	4.900%	8/15/23	1,450,000	1,214,375
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	1,010,000	1,247,350	(a)
Total Insurance				3,781,550
Total Financials				75,398,215
Health Care — 6.9%
Biotechnology — 0.1%
AMAG Pharmaceuticals Inc., Senior Notes	7.875%	9/1/23	1,240,000	1,181,100	(a)
Health Care Equipment & Supplies — 0.3%
DJO Finance LLC/DJO Finance Corp., Secured Notes	10.750%	4/15/20	470,000	384,225
Greatbatch Ltd., Senior Notes	9.125%	11/1/23	1,470,000	1,554,525	(a)
Total Health Care Equipment & Supplies				1,938,750
Health Care Providers & Services — 4.6%
BioScrip Inc., Senior Notes	8.875%	2/15/21	960,000	830,083
Centene Corp., Senior Notes	5.625%	2/15/21	1,160,000	1,216,956
Centene Corp., Senior Notes	4.750%	5/15/22	790,000	815,675

See Notes to Financial Statements.

10	Western Asset High Income Opportunity Fund Inc. 2017 Semi-Annual Report

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — continued
Centene Corp., Senior Notes	6.125%	2/15/24	710,000	$764,138
Centene Corp., Senior Notes	4.750%	1/15/25	4,320,000	4,355,122
CHS/Community Health Systems Inc., Senior Secured Notes	6.250%	3/31/23	880,000	898,700
DaVita Inc., Senior Notes	5.750%	8/15/22	1,990,000	2,067,112
DaVita Inc., Senior Notes	5.125%	7/15/24	1,510,000	1,527,931
DaVita Inc., Senior Notes	5.000%	5/1/25	4,260,000	4,281,300
HCA Inc., Debentures	7.500%	11/15/95	6,265,000	6,147,531
HCA Inc., Notes	7.690%	6/15/25	490,000	560,438
HCA Inc., Senior Secured Notes	5.250%	6/15/26	870,000	917,850
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	2,340,000	2,252,250
Tenet Healthcare Corp., Secured Notes	7.500%	1/1/22	320,000	346,400	(a)
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	2,490,000	2,611,387
Tenet Healthcare Corp., Senior Secured Notes	6.000%	10/1/20	2,050,000	2,173,000
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	1,400,000	1,400,000
Total Health Care Providers & Services				33,165,873
Pharmaceuticals — 1.9%
Valeant Pharmaceuticals International Inc., Senior Notes	5.375%	3/15/20	1,490,000	1,339,137	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	7.000%	10/1/20	610,000	558,150	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	6.375%	10/15/20	540,000	491,400	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	7.500%	7/15/21	2,010,000	1,768,800	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	6.750%	8/15/21	1,470,000	1,275,225	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	7.250%	7/15/22	3,520,000	3,018,400	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	5.875%	5/15/23	1,330,000	1,039,063	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	6.125%	4/15/25	3,130,000	2,421,837	(a)
Valeant Pharmaceuticals International Inc., Senior Secured Notes	6.500%	3/15/22	710,000	732,188	(a)
Valeant Pharmaceuticals International Inc., Senior Secured Notes	7.000%	3/15/24	1,300,000	1,337,375	(a)
Total Pharmaceuticals				13,981,575
Total Health Care				50,267,298
Industrials — 7.0%
Aerospace & Defense — 0.7%
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	3,600,000	3,600,000	(a)
LMI Aerospace Inc., Secured Notes	7.375%	7/15/19	1,400,000	1,459,500
Total Aerospace & Defense				5,059,500
Air Freight & Logistics — 0.2%
XPO Logistics Inc., Senior Notes	6.500%	6/15/22	1,040,000	1,095,900	(a)
Airlines — 0.2%
American Airlines, Pass-Through Trust, Secured Notes	7.000%	1/31/18	685,849	708,996	(a)

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2017 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

March 31, 2017

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Airlines — continued
Continental Airlines Inc., Pass-Through Certificates, Secured Notes	9.250%	5/10/17	79,216	$79,878	(d)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	629,096	721,101
Total Airlines				1,509,975
Building Products — 0.1%
Standard Industries Inc., Senior Notes	5.500%	2/15/23	1,020,000	1,045,500	(a)
Commercial Services & Supplies — 1.9%
ACCO Brands Corp., Senior Notes	5.250%	12/15/24	1,270,000	1,279,525	(a)
Covanta Holding Corp., Senior Notes	5.875%	7/1/25	1,580,000	1,586,913
Garda World Security Corp., Senior Notes	7.250%	11/15/21	1,020,000	989,400	(a)
GFL Environmental Inc., Senior Notes	9.875%	2/1/21	1,910,000	2,077,125	(a)
Ritchie Bros. Auctioneers Inc., Senior Notes	5.375%	1/15/25	960,000	984,000	(a)
United Rentals North America Inc., Senior Notes	7.625%	4/15/22	1,443,000	1,505,229
United Rentals North America Inc., Senior Notes	5.500%	5/15/27	1,410,000	1,427,625
West Corp., Senior Notes	5.375%	7/15/22	3,790,000	3,737,887	(a)
Total Commercial Services & Supplies				13,587,704
Construction & Engineering — 0.7%
Brundage-Bone Concrete Pumping Inc., Senior Secured Notes	10.375%	9/1/21	1,930,000	2,036,150	(a)
Michael Baker Holdings LLC/Michael Baker Finance Corp., Senior Notes	8.875%	4/15/19	1,930,499	1,901,542	(a)(b)
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	1,090,000	1,100,900	(a)
Total Construction & Engineering				5,038,592
Electrical Equipment — 0.3%
Interface Grand Master Holdings Inc., Senior Notes	19.000%	8/15/19	1,365,931	1,324,953	(b)(c)(d)
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	1,110,000	1,119,779	(a)
Total Electrical Equipment				2,444,732
Machinery — 1.3%
Allison Transmission Inc., Senior Bonds	5.000%	10/1/24	3,650,000	3,695,625	(a)
BlueLine Rental Finance Corp/BlueLine Rental LLC, Senior Secured Notes	9.250%	3/15/24	2,350,000	2,411,687	(a)
CTP Transportation Products LLC/CTP Finance Inc., Senior Secured Notes	8.250%	12/15/19	1,250,000	1,106,250	(a)
Terex Corp., Senior Notes	5.625%	2/1/25	1,990,000	2,022,338	(a)
Total Machinery				9,235,900
Marine — 0.4%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	2,850,000	2,500,875	(a)

See Notes to Financial Statements.

12	Western Asset High Income Opportunity Fund Inc. 2017 Semi-Annual Report

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Marine — continued
Ultrapetrol Bahamas Ltd., Senior Secured Notes	8.875%	6/15/21	1,910,000	$382,000	*(f)
Total Marine				2,882,875
Road & Rail — 0.3%
Flexi-Van Leasing Inc., Senior Notes	7.875%	8/15/18	2,450,000	2,229,500	(a)
Trading Companies & Distributors — 0.8%
Ashtead Capital Inc., Senior Secured Notes	6.500%	7/15/22	2,130,000	2,225,850	(a)
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	3,560,000	3,751,350
Total Trading Companies & Distributors				5,977,200
Transportation — 0.1%
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.750%	4/1/20	1,469,306	903,184	(a)(b)
Total Industrials				51,010,562
Information Technology — 1.7%
Communications Equipment — 0.2%
CommScope Technologies LLC, Senior Notes	5.000%	3/15/27	1,200,000	1,201,140	(a)
Electronic Equipment, Instruments & Components — 0.3%
CDW LLC/CDW Finance Corp., Senior Notes	5.000%	9/1/25	1,370,000	1,404,250
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	450,000	451,687
Total Electronic Equipment, Instruments & Components				1,855,937
Internet Software & Services — 0.1%
Match Group Inc., Senior Notes	6.375%	6/1/24	940,000	1,020,483
IT Services — 0.4%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	820,000	414,100	(a)
First Data Corp., Senior Secured Notes	5.000%	1/15/24	2,180,000	2,226,325	(a)
Total IT Services				2,640,425
Technology Hardware, Storage & Peripherals — 0.7%
Diamond 1 Finance Corp./Diamond 2 Finance Corp., Senior Notes	5.875%	6/15/21	1,720,000	1,808,810	(a)
Diamond 1 Finance Corp./Diamond 2 Finance Corp., Senior Notes	7.125%	6/15/24	990,000	1,094,982	(a)
Seagate HDD Cayman, Senior Bonds	4.750%	6/1/23	1,370,000	1,377,706
Seagate HDD Cayman, Senior Bonds	4.750%	1/1/25	670,000	656,600
Seagate HDD Cayman, Senior Bonds	4.875%	6/1/27	400,000	375,210
Total Technology Hardware, Storage & Peripherals				5,313,308
Total Information Technology				12,031,293

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2017 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

March 31, 2017

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Materials — 9.3%
Chemicals — 0.8%
Eco Services Operations LLC/Eco Finance Corp., Senior Notes	8.500%	11/1/22	710,000	$750,825	(a)
HIG BBC Intermediate Holdings LLC/HIG BBC Holdings Corp., Senior Notes	10.500%	9/15/18	462,255	448,387	(a)(b)
Kissner Holdings LP/Kissner Milling Co., Ltd./BSC Holding Inc./Kissner USA, Senior Secured Notes	8.375%	12/1/22	1,590,000	1,641,675	(a)
Scotts Miracle-Gro Co., Senior Notes	5.250%	12/15/26	760,000	771,400	(a)
Valvoline Inc., Senior Notes	5.500%	7/15/24	1,750,000	1,841,875	(a)
Total Chemicals				5,454,162
Construction Materials — 0.2%
Hardwoods Acquisition Inc., Senior Secured Notes	7.500%	8/1/21	1,190,000	1,065,050	(a)
NWH Escrow Corp., Senior Secured Notes	7.500%	8/1/21	730,000	649,700	(a)
Total Construction Materials				1,714,750
Containers & Packaging — 2.4%
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.250%	5/15/24	1,670,000	1,793,162	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.000%	2/15/25	1,860,000	1,885,575	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Secured Notes	4.625%	5/15/23	1,890,000	1,911,262	(a)
BWAY Holding Co., Senior Notes	9.125%	8/15/21	3,320,000	3,635,234	(a)
Flex Acquisition Co. Inc., Senior Notes	6.875%	1/15/25	1,060,000	1,084,884	(a)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	5,070,000	5,678,400
PaperWorks Industries Inc., Senior Secured Notes	9.500%	8/15/19	1,590,000	1,279,950	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.125%	7/15/23	510,000	524,663	(a)
Total Containers & Packaging				17,793,130
Metals & Mining — 5.6%
Alcoa Nederland Holding BV, Senior Notes	6.750%	9/30/24	950,000	1,023,625	(a)
Alcoa Nederland Holding BV, Senior Notes	7.000%	9/30/26	1,970,000	2,157,150	(a)
Anglo American Capital PLC, Senior Notes	3.625%	5/14/20	1,910,000	1,933,875	(a)
Anglo American Capital PLC, Senior Notes	4.125%	4/15/21	720,000	734,400	(a)
Anglo American Capital PLC, Senior Notes	4.125%	9/27/22	420,000	426,300	(a)
Anglo American Capital PLC, Senior Notes	4.875%	5/14/25	1,570,000	1,609,564	(a)
ArcelorMittal SA, Senior Notes	7.750%	10/15/39	2,960,000	3,374,400
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	660,000	696,300	(a)
Coeur Mining Inc., Senior Notes	7.875%	2/1/21	600,000	625,500
First Quantum Minerals Ltd., Senior Notes	7.250%	4/1/23	1,450,000	1,469,937	(a)
First Quantum Minerals Ltd., Senior Notes	7.500%	4/1/25	3,170,000	3,201,700	(a)

See Notes to Financial Statements.

14	Western Asset High Income Opportunity Fund Inc. 2017 Semi-Annual Report

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Metals & Mining — continued
Freeport-McMoRan Inc., Senior Notes	6.125%	6/15/19	510,000	$517,650	(a)
Freeport-McMoRan Inc., Senior Notes	3.100%	3/15/20	30,000	29,622
Freeport-McMoRan Inc., Senior Notes	4.000%	11/14/21	780,000	756,600
Freeport-McMoRan Inc., Senior Notes	6.750%	2/1/22	833,000	857,990	(a)
Freeport-McMoRan Inc., Senior Notes	3.550%	3/1/22	550,000	512,875
Freeport-McMoRan Inc., Senior Notes	6.875%	2/15/23	3,160,000	3,278,500	(a)
Freeport-McMoRan Inc., Senior Notes	3.875%	3/15/23	730,000	674,973
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	1,010,000	859,763
HudBay Minerals Inc., Senior Notes	7.250%	1/15/23	950,000	1,011,750	(a)
HudBay Minerals Inc., Senior Notes	7.625%	1/15/25	2,230,000	2,430,700	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	2,315,551	69,467	*(a)(f)
Mirabela Nickel Ltd., Subordinated Notes	1.000%	9/10/44	26,600	0	(b)(c)(d)(g)
Novelis Corp., Senior Notes	5.875%	9/30/26	1,250,000	1,279,687	(a)
Teck Resources Ltd., Senior Notes	3.000%	3/1/19	1,560,000	1,591,793
Teck Resources Ltd., Senior Notes	8.000%	6/1/21	1,750,000	1,920,625	(a)
Teck Resources Ltd., Senior Notes	8.500%	6/1/24	2,140,000	2,474,375	(a)
Teck Resources Ltd., Senior Notes	6.250%	7/15/41	1,050,000	1,094,625
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	2,320,000	2,505,832
Vale Overseas Ltd., Senior Notes	6.875%	11/10/39	1,500,000	1,611,600
Total Metals & Mining				40,731,178
Paper & Forest Products — 0.3%
Mercer International Inc., Senior Notes	6.500%	2/1/24	2,020,000	2,030,100	(a)
Total Materials				67,723,320
Real Estate — 1.8%
Equity Real Estate Investment Trusts (REITs) — 0.7%
CoreCivic Inc., Senior Notes	4.125%	4/1/20	90,000	92,250
CoreCivic Inc., Senior Notes	5.000%	10/15/22	1,360,000	1,411,000
CoreCivic Inc., Senior Notes	4.625%	5/1/23	200,000	200,750
GEO Group Inc., Senior Notes	6.000%	4/15/26	1,550,000	1,577,471
MGM Growth Properties Operating Partnership LP/MGP Finance Co.-Issuer Inc., Senior Notes	4.500%	9/1/26	1,420,000	1,384,500
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	6.375%	3/1/24	820,000	885,600
Total Equity Real Estate Investment Trusts (REITs)				5,551,571
Real Estate Management & Development — 1.1%
Caesars Entertainment Resort Properties LLC, Senior Secured Notes	8.000%	10/1/20	4,810,000	5,032,462

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2017 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

March 31, 2017

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Real Estate Management & Development — continued
Greystar Real Estate Partners LLC, Senior Secured Notes	8.250%	12/1/22	2,490,000	$2,698,538	(a)
Total Real Estate Management & Development				7,731,000
Total Real Estate				13,282,571
Telecommunication Services — 11.5%
Diversified Telecommunication Services — 5.3%
CenturyLink Inc., Senior Notes	6.750%	12/1/23	1,940,000	2,029,725
CenturyLink Inc., Senior Notes	7.650%	3/15/42	2,760,000	2,439,150
Cogent Communications Group Inc., Senior Secured Notes	5.375%	3/1/22	2,020,000	2,083,125	(a)
Frontier Communications Corp., Senior Notes	11.000%	9/15/25	3,790,000	3,704,725
Intelsat Jackson Holdings SA, Senior Notes	7.250%	4/1/19	1,500,000	1,438,125
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	3,130,000	2,828,737
Intelsat Jackson Holdings SA, Senior Secured Notes	8.000%	2/15/24	2,910,000	3,091,875	(a)
Level 3 Financing Inc., Senior Notes	6.125%	1/15/21	980,000	1,015,525
Oi Brasil Holdings Cooperatief U.A., Senior Notes	5.750%	2/10/22	3,570,000	1,169,175	*(a)(f)
Telecom Italia Capital SpA, Senior Notes	6.000%	9/30/34	1,123,000	1,114,578
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	9,360,000	9,500,400	(a)
Windstream Services LLC, Senior Notes	7.750%	10/15/20	5,330,000	5,436,600
Windstream Services LLC, Senior Notes	7.750%	10/1/21	2,570,000	2,544,300
Windstream Services LLC, Senior Notes	6.375%	8/1/23	250,000	223,125
Total Diversified Telecommunication Services				38,619,165
Wireless Telecommunication Services — 6.2%
Altice Financing SA, Senior Secured Bonds	7.500%	5/15/26	4,860,000	5,175,900	(a)
CSC Holdings LLC, Senior Notes	10.125%	1/15/23	665,000	773,063	(a)
CSC Holdings LLC, Senior Notes	6.625%	10/15/25	2,130,000	2,321,700	(a)
CSC Holdings LLC, Senior Notes	10.875%	10/15/25	2,260,000	2,723,300	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	2,190,000	2,318,662
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	6,120,000	7,374,600
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	4,250,000	4,637,812	(a)
Sprint Communications Inc., Senior Notes	7.000%	8/15/20	1,820,000	1,958,775
Sprint Communications Inc., Senior Notes	11.500%	11/15/21	3,770,000	4,750,200
Sprint Corp., Senior Notes	7.250%	9/15/21	2,800,000	3,029,600
Sprint Corp., Senior Notes	7.875%	9/15/23	360,000	399,600
T-Mobile USA Inc., Senior Notes	6.542%	4/28/20	270,000	275,738
T-Mobile USA Inc., Senior Notes	6.000%	3/1/23	1,580,000	1,691,074
T-Mobile USA Inc., Senior Notes	6.500%	1/15/26	910,000	998,725
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, Senior Notes	9.125%	4/30/18	130,000	139,354	(j)

See Notes to Financial Statements.

16	Western Asset High Income Opportunity Fund Inc. 2017 Semi-Annual Report

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Wireless Telecommunication Services — continued
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, Senior Notes	7.748%	2/2/21	3,170,000	$3,595,867	(a)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	1,530,000	1,736,550	(j)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	940,000	1,066,900	(a)
Total Wireless Telecommunication Services				44,967,420
Total Telecommunication Services				83,586,585
Utilities — 2.4%
Electric Utilities — 1.2%
NRG REMA LLC, Pass-Through Certificates, Senior Secured Bonds	9.681%	7/2/26	4,030,000	2,967,088
Pampa Energia SA, Senior Notes	7.500%	1/24/27	2,170,000	2,200,380	(a)
Red Oak Power LLC, Secured Notes	9.200%	11/30/29	3,490,000	3,655,775
Total Electric Utilities				8,823,243
Gas Utilities — 0.4%
Southern Natural Gas Co., LLC, Senior Notes	8.000%	3/1/32	60,000	80,218
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	5.875%	3/1/27	2,780,000	2,752,200
Total Gas Utilities				2,832,418
Independent Power and Renewable Electricity Producers — 0.8%
Mirant Mid Atlantic LLC, Pass-Through Certificates, Secured Bonds	10.060%	12/30/28	5,875,970	5,325,097
Total Utilities				16,980,758
Total Corporate Bonds & Notes (Cost — $603,876,342)				641,086,098
Collateralized Mortgage Obligations — 0.4%
Commercial Mortgage Trust, 2015-LC21 E	3.250%	7/10/48	1,700,000	935,189	(a)
JPMBB Commercial Mortgage Securities Trust, 2015-C31 E	4.618%	8/15/48	1,400,000	916,300	(a)(h)
Wells Fargo Commercial Mortgage Trust, 2015-C28 E	3.000%	5/15/48	1,500,000	848,634	(a)
Total Collateralized Mortgage Obligations (Cost — $3,068,375)				2,700,123
Convertible Bonds & Notes — 0.6%
Consumer Discretionary — 0.0%
Media — 0.0%
Liberty Media Corp.-Liberty Formula One, Senior Notes	1.000%	1/30/23	280,000	309,225	(a)
Information Technology — 0.6%
Internet Software & Services — 0.2%
Akamai Technologies Inc., Senior Bonds	0.000%	2/15/19	670,000	664,141
WebMD Health Corp., Notes	2.625%	6/15/23	820,000	782,587	(a)
Total Internet Software & Services				1,446,728

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2017 Semi-Annual Report	17

Schedule of investments (unaudited) (cont’d)

March 31, 2017

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Semiconductors & Semiconductor Equipment — 0.4%
Microchip Technology Inc., Junior Subordinated Notes	2.250%	2/15/37	530,000	$541,263	(a)
Microchip Technology Inc., Senior Subordinated Notes	1.625%	2/15/27	1,060,000	1,079,212	(a)
ON Semiconductor Corp., Senior Notes	1.625%	10/15/23	960,000	1,000,200	(a)
Total Semiconductors & Semiconductor Equipment				2,620,675
Total Information Technology				4,067,403
Total Convertible Bonds & Notes (Cost — $4,300,840)				4,376,628
Senior Loans — 1.9%
Consumer Discretionary — 1.1%
Auto Components — 0.5%
American Axle & Manufacturing Holdings Inc.	—	2/1/18	3,286,015	3,286,015	(c)(k)
Specialty Retail — 0.5%
PetSmart Inc., Term Loan B2	—	3/11/22	2,470,516	2,369,225	(k)
Spencer Gifts LLC, Second Lien Term Loan	9.250%	6/29/22	1,710,000	1,282,500	(d)(l)(m)
Total Specialty Retail				3,651,725
Textiles, Apparel & Luxury Goods — 0.1%
TOMS Shoes LLC, Term Loan B	6.550%	10/28/20	1,254,400	852,992	(l)(m)
Total Consumer Discretionary				7,790,732
Energy — 0.3%
Energy Equipment & Services — 0.1%
Hercules Offshore Inc. (wind-down lender claim)	—	—	981,479	809,720	*(d)
Oil, Gas & Consumable Fuels — 0.2%
Chesapeake Energy Corp., Term Loan	8.553%	8/23/21	1,130,000	1,205,922	(l)(m)
Magnum Hunter Resources Inc., Exit Term Loan	8.000%	5/6/19	648,466	651,708	(c)(d)(l)(m)
Total Oil, Gas & Consumable Fuels				1,857,630
Total Energy				2,667,350
Health Care — 0.2%
Health Care Providers & Services — 0.2%
Radnet Management Inc., Second Lien Term Loan	8.151%	3/25/21	1,461,333	1,472,293	(d)(l)(m)
Utilities — 0.3%
Electric Utilities — 0.3%
Panda Temple II Power LLC, New Term Loan B	7.250%	4/3/19	424,143	372,716	(l)(m)
Panda Temple Power LLC, 2015 Term Loan B	7.250%	3/4/22	1,865,571	1,585,735	(d)(l)(m)
Total Utilities				1,958,451
Total Senior Loans (Cost — $15,048,258)				13,888,826
Sovereign Bonds — 2.3%
Argentina — 1.2%
Republic of Argentina, Senior Notes	6.875%	4/22/21	640,000	688,960	(a)

See Notes to Financial Statements.

18	Western Asset High Income Opportunity Fund Inc. 2017 Semi-Annual Report

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Argentina — continued
Republic of Argentina, Senior Notes	7.500%	4/22/26	5,600,000		$5,966,800	(a)
Republic of Argentina, Senior Notes	6.875%	1/26/27	1,540,000		1,563,485	(a)
Republic of Argentina, Senior Notes	7.625%	4/22/46	410,000		418,200	(a)
Total Argentina					8,637,445
Brazil — 0.3%
Federative Republic of Brazil, Notes	10.000%	1/1/23	6,500,000	BRL	2,081,668
Ecuador — 0.6%
Republic of Ecuador, Senior Bonds	10.750%	3/28/22	4,340,000		4,600,400	(a)
Russia — 0.2%
Russian Federal Bond, Bonds	7.050%	1/19/28	70,910,000	RUB	1,188,175
Total Sovereign Bonds (Cost — $15,528,568)					16,507,688
U.S. Government & Agency Obligations — 1.6%
U.S. Government Obligations — 1.6%
U.S. Treasury Notes	1.375%	10/31/20	500,000		494,599
U.S. Treasury Notes	1.375%	1/31/21	1,600,000		1,577,781
U.S. Treasury Notes	1.125%	8/31/21	2,500,000		2,422,315
U.S. Treasury Notes	1.125%	9/30/21	500,000		483,750
U.S. Treasury Notes	2.125%	6/30/22	3,000,000		3,021,210
U.S. Treasury Notes	2.000%	11/30/22	2,000,000		1,992,890
U.S. Treasury Notes	2.125%	12/31/22	2,000,000		2,005,156
Total U.S. Government & Agency Obligations (Cost — $11,949,118)					11,997,701

			Shares
Common Stocks — 1.7%
Consumer Discretionary — 0.2%
Hotels, Restaurants & Leisure — 0.2%
Bossier Casino Venture Holdco Inc.			133,649		1,258,974	*(c)(d)
Energy — 1.4%
Energy Equipment & Services — 0.5%
Hercules Offshore Inc. (Escrow)			87,452		24,662	*(c)(d)
KCAD Holdings I Ltd.			427,421,041		3,846,789	*(c)(d)
Total Energy Equipment & Services					3,871,451
Oil, Gas & Consumable Fuels — 0.9%
Berry Petroleum Co.			185,879		2,230,548	*(c)(d)
Magnum Hunter Resources Corp.			345,384		3,833,762	*(c)(d)
MWO Holdings LLC			848		333,985	*(c)(d)
Total Oil, Gas & Consumable Fuels					6,398,295
Total Energy					10,269,746

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2017 Semi-Annual Report	19

Schedule of investments (unaudited) (cont’d)

March 31, 2017

Western Asset High Income Opportunity Fund Inc.

Security		Shares	Value
Health Care — 0.1%
Health Care Providers & Services — 0.1%
Physiotherapy Associates Holdings Inc. (Escrow)		24,900	$313,491	*(c)(d)
Industrials — 0.0%
Marine — 0.0%
Tricer HoldCo, S.C.A.		86,802	263,878	*(c)(d)
Road & Rail — 0.0%
Jack Cooper Enterprises Inc.		4,958	0	*(c)(d)(g)
Total Industrials			263,878
Materials — 0.0%
Metals & Mining — 0.0%
Mirabela Nickel Ltd.		5,327,568	0	*(c)(d)(g)
Total Common Stocks (Cost — $19,982,763)			12,106,089

	Rate
Convertible Preferred Stocks — 0.9%
Energy — 0.4%
Oil, Gas & Consumable Fuels — 0.4%
Berry Petroleum Co.	6.000%	202,364	2,833,096	(b)
Berry Petroleum Co.	6.000%	3,031	42,434	(b)(n)
Total Energy			2,875,530
Health Care — 0.5%
Pharmaceuticals — 0.5%
Allergan PLC	5.500%	4,726	4,016,060
Total Convertible Preferred Stocks (Cost — $5,685,435)			6,891,590
Preferred Stocks — 1.1%
Energy — 0.1%
Oil, Gas & Consumable Fuels — 0.1%
Scorpio Tankers Inc.	8.250%	18,050	452,622
Financials — 0.9%
Consumer Finance — 0.5%
GMAC Capital Trust I	6.824%	145,709	3,705,380	(h)
Diversified Financial Services — 0.4%
Citigroup Capital XIII	7.409%	138,925	3,702,351	(h)
Total Financials			7,407,731

See Notes to Financial Statements.

20	Western Asset High Income Opportunity Fund Inc. 2017 Semi-Annual Report

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Shares	Value
Industrials — 0.1%
Marine — 0.1%
Tricer Tracking Preferred Equity Certificates	8.000%	38,665,900	$386,659	*(c)(d)
Total Preferred Stocks (Cost — $10,893,286)			8,247,012
Total Investments before Short-Term Investments (Cost — $690,332,985)			717,801,755
Short-Term Investments — 1.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost—$6,950,162)	0.634%	6,950,162	6,950,162
Total Investments — 99.8% (Cost — $697,283,147#)			724,751,917
Other Assets in Excess of Liabilities — 0.2%			1,368,666
Total Net Assets — 100.0%			$726,120,583

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(d)	Security is valued using significant unobservable inputs.

(e)	The maturity principal is currently in default as of March 31, 2017.

(f)	The coupon payment on these securities is currently in default as of March 31, 2017.

(g)	Value is less than $1.

(h)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(i)	Security has no maturity date. The date shown represents the next call date.

(j)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(k)	All or a portion of this loan is unfunded as of March 31, 2017. The interest rate for fully unfunded term loans is to be determined.

(l)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(m)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(n)	Restricted security (See Note 5).

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2017 Semi-Annual Report	21

Schedule of investments (unaudited) (cont’d)

March 31, 2017

Western Asset High Income Opportunity Fund Inc.

Abbreviations used in this schedule:
BRL	— Brazilian Real
OJSC	— Open Joint Stock Company
RUB	— Russian Ruble

At March 31, 2017, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Depreciation
USD	133	EUR	123	Barclays Bank PLC	4/20/17	—	*
EUR	99,658	USD	106,586	Citibank N.A.	4/20/17	$(196)
USD	106,341	EUR	99,658	Citibank N.A.	4/20/17	(49)
Total						$(245)

*	Amount represents less than $1.

Abbreviations used in this table:
EUR	— Euro
USD	— United States Dollar

See Notes to Financial Statements.

22	Western Asset High Income Opportunity Fund Inc. 2017 Semi-Annual Report

Statement of assets and liabilities (unaudited)

March 31, 2017

Assets:
Investments, at value (Cost — $697,283,147)	$724,751,917
Foreign currency, at value (Cost — $473,836)	472,560
Interest receivable	11,913,535
Receivable for securities sold	5,308,344
Deposits with brokers for centrally cleared swap contracts	201
Prepaid expenses	65,244
Total Assets	742,511,801

Liabilities:
Payable for securities purchased	9,986,229
Distributions payable	3,941,583
Due to custodian	1,796,578
Investment management fee payable	492,846
Directors’ fees payable	17,178
Unrealized depreciation on forward foreign currency contracts	245
Accrued expenses	156,559
Total Liabilities	16,391,218
Total Net Assets	$726,120,583

Net Assets:
Par value ($0.001 par value; 129,232,211 shares issued and outstanding; 500,000,000 shares authorized)	$129,232
Paid-in capital in excess of par value	880,502,236
Overdistributed net investment income	(4,774,679)
Accumulated net realized loss on investments, futures contracts, swap contracts and foreign currency transactions	(177,204,551)
Net unrealized appreciation on investments and foreign currencies	27,468,345
Total Net Assets	$726,120,583

Shares Outstanding	129,232,211

Net Asset Value	$5.62

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2017 Semi-Annual Report	23

Statement of operations (unaudited)

For the Six Months Ended March 31, 2017

Investment Income:
Interest	$25,602,896
Dividends	391,075
Total Investment Income	25,993,971

Expenses:
Investment management fee (Note 2)	2,871,686
Transfer agent fees	129,902
Reorganization fees	129,209
Directors’ fees	85,177
Stock exchange listing fees	35,789
Legal fees	35,718
Audit and tax fees	29,524
Shareholder reports	22,675
Insurance	5,519
Custody fees	4,171
Miscellaneous expenses	8,348
Total Expenses	3,357,718
Net Investment Income	22,636,253

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(4,501,807)
Futures contracts	620,774
Swap contracts	(111,212)
Foreign currency transactions	51,440
Net Realized Loss	(3,940,805)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	15,232,358
Foreign currencies	(8,479)
Change in Net Unrealized Appreciation (Depreciation)	15,223,879
Net Gain on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions	11,283,074
Increase in Net Assets From Operations	$33,919,327

See Notes to Financial Statements.

24	Western Asset High Income Opportunity Fund Inc. 2017 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended March 31, 2017 (unaudited) and the Year Ended September 30, 2016	2017	2016

Operations:
Net investment income	$22,636,253	$33,981,183
Net realized loss	(3,940,805)	(31,480,999)
Change in net unrealized appreciation (depreciation)	15,223,879	42,963,401
Increase in Net Assets From Operations	33,919,327	45,463,585

Distributions to Shareholders From (Note 1):
Net investment income	(24,941,817)	(37,268,134)
Decrease in Net Assets From Distributions to Shareholders	(24,941,817)	(37,268,134)

Fund Share Transactions:
Net assets of shares issued in connection with merger (45,543,715 shares issued) (Note 7)	—	251,547,580
Cost of aggregate fractional shares repurchased (84 aggregate fractional shares) (Note 7)	—	(464)
Increase in Net Assets From Fund Share Transactions	—	251,547,116
Increase in Net Assets	8,977,510	259,742,567

Net Assets:
Beginning of period	717,143,073	457,400,506
End of period*	$726,120,583	$717,143,073
*Includes overdistributed net investment income of:	$(4,774,679)	$(2,469,115)

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2017 Semi-Annual Report	25

Financial highlights

For a share of capital stock outstanding throughout each year ended September 30, unless otherwise noted:
	2017[1,2]	2016[1]	2015[1]	2014[1]	2013[1]	2012[1]

Net asset value, beginning of period	$5.55	$5.47	$6.31	$6.36	$6.26	$5.76

Income (loss) from operations:
Net investment income	0.18	0.39	0.41	0.43	0.45	0.49
Net realized and unrealized gain (loss)	0.08	0.12	(0.82)	(0.04)	0.13	0.52
Total income (loss) from operations	0.26	0.51	(0.41)	0.39	0.58	1.01

Less distributions from:
Net investment income	(0.19) [3]	(0.43)	(0.43)	(0.44)	(0.48)	(0.51)
Total distributions	(0.19)	(0.43)	(0.43)	(0.44)	(0.48)	(0.51)

Net asset value, end of period	$5.62	$5.55	$5.47	$6.31	$6.36	$6.26

Market price, end of period	$5.04	$5.05	$4.69	$5.79	$5.97	$6.65
Total return, based on NAV[4,5]	4.83%	9.99%	(6.90)%	6.17%	9.49%	18.15%
Total return, based on Market Price[6]	3.69%	17.69%	(12.21)%	4.28%	(3.07)%	25.00%

Net assets, end of period (millions)	$726	$717	$457	$528	$532	$473

Ratios to average net assets:
Gross expenses	0.94%[7,8]	0.97%[8]	0.89%	0.88%	0.90%	0.88%
Net expenses	0.94 [7,8]	0.97 [8]	0.89	0.88	0.90	0.88
Net investment income	6.31 [7]	7.29	6.88	6.68	7.04	8.17

Portfolio turnover rate	46%	67%	59%	37%	53%	53%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended March 31, 2017 (unaudited).

[3]

The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]

The total return calculation assumes that distributions are reinvested at NAV. Prior to January 1, 2012, the total return calculation assumed the reinvestment of all distributions in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]

Included in the expense ratios are certain non-recurring reorganization fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.90% for the six months ended March 31, 2017 and 0.93% for the year ended September 30, 2016.

See Notes to Financial Statements.

26	Western Asset High Income Opportunity Fund Inc. 2017 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset High Income Opportunity Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks high current income. Capital appreciation is a secondary objective. In seeking to fulfill its investment objectives, the Fund invests, under normal market conditions, at least 80% of its net assets in high-yield securities and up to 20% in common stock equivalents, including options, warrants and rights.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

Western Asset High Income Opportunity Fund Inc. 2017 Semi-Annual Report	27

Notes to financial statements (unaudited) (cont’d)

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

28	Western Asset High Income Opportunity Fund Inc. 2017 Semi-Annual Report

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes:
Consumer discretionary	—	$130,350,274	$2,274,387		$132,624,661
Energy	—	104,714,538	514,925		105,229,463
Industrials	—	49,605,731	1,404,831		51,010,562
Materials	—	67,723,320	0	*	67,723,320
Other corporate bonds & notes	—	284,498,092	—		284,498,092
Collateralized mortgage obligations	—	2,700,123	—		2,700,123
Convertible bonds & notes	—	4,376,628	—		4,376,628
Senior loans:
Consumer discretionary	—	6,508,232	1,282,500		7,790,732
Energy	—	1,205,922	1,461,428		2,667,350
Health care	—	—	1,472,293		1,472,293
Utilities	—	372,716	1,585,735		1,958,451
Sovereign bonds	—	16,507,688	—		16,507,688
U.S. government & agency obligations	—	11,997,701	—		11,997,701
Common stocks:
Consumer discretionary	—	—	1,258,974		1,258,974
Energy	—	—	10,269,746		10,269,746
Health care	—	—	313,491		313,491
Industrials	—	—	263,878		263,878
Materials	—	—	0	*	0	*
Convertible preferred stocks:
Energy	—	2,875,530	—		2,875,530
Health care	$4,016,060	—	—		4,016,060
Preferred stocks:
Industrials	—	—	386,659		386,659
Other preferred stocks	7,860,353	—	—		7,860,353
Total long-term investments	11,876,413	683,436,495	22,488,847		717,801,755
Short-term investments†	6,950,162	—	—		6,950,162
Total investments	$18,826,575	$683,436,495	$22,488,847		$724,751,917

Western Asset High Income Opportunity Fund Inc. 2017 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Forward foreign currency contracts	—	$245	—	$245

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate Bonds & Notes
Investments in Securities	Consumer Discretionary	Energy		Industrials	Materials
Balance as of September 30, 2016	$2,195,826	$0	*	$1,298,975	$0	*
Accrued premiums/discounts	20,350	—		6,976	—
Realized gain (loss)[1]	—	—		—	—
Change in unrealized appreciation (depreciation)[2]	(20,350)	—		(7,779)	(263)
Purchases	78,561	—		26,781	263
Sales	—	—		—	—
Transfers into Level 3[3]	—	514,925		79,878	—
Transfers out of Level 3	—	—		—	—
Balance as of March 31, 2017	$2,274,387	$514,925		$1,404,831	$0	*
Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2017[2]	$(20,350)	—		$(7,779)	$(263)

	Senior Loans
Investments in Securities (cont’d)	Consumer Discretionary	Energy		Health Care	Utilities
Balance as of September 30, 2016	$1,410,750	$3,276,746		$1,931,627	$1,666,620
Accrued premiums/discounts	506	5,017		1,031	2,356
Realized gain (loss)[1]	—	(220,215)		(266)	75
Change in unrealized appreciation (depreciation)[2]	(128,756)	662,907		16,301	(97,087)
Purchases	—	2,013,008		—	18,471
Sales	—	(4,276,035)		(476,400)	(4,700)
Transfers into Level 3[3]	—	—		—	—
Transfers out of Level 3	—	—		—	—
Balance as of March 31, 2017	$1,282,500	$1,461,428		$1,472,293	$1,585,735
Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2017[2]	$(128,756)	$407,725		$16,301	$(97,087)

30	Western Asset High Income Opportunity Fund Inc. 2017 Semi-Annual Report

	Common Stocks						Preferred Stocks
Investments in Securities (cont’d)	Consumer Discretionary	Energy	Health Care	Industrials	Materials		Industrials	Total
Balance as of September 30, 2016	$1,233,580	$4,883,060	$312,495	$1,283,930	$0	*	—	$19,493,609
Accrued premiums/discounts	—	—	—	—	—		—	36,236
Realized gain (loss)[1]	—	—	—	—	—		—	(220,406)
Change in unrealized appreciation (depreciation)[2]	25,394	(4,529,226)	996	2,138,465	—		$(2,771,858)	(4,711,256)
Purchases	—	6,147,775	—	710,792	—		3,158,517	12,154,168
Sales	—	(65,625)	—	(3,869,309)	—		—	(8,692,069)
Transfers into Level 3[3]	—	3,833,762	—	—	—		—	4,428,565
Transfers out of Level 3	—	—	—	—	—		—	—
Balance as of March 31, 2017	$1,258,974	$10,269,746	$313,491	$263,878	$0	*	$386,659	$22,488,847
Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2017[2]	$25,394	$(4,529,226)	$996	$(446,914)	—		$(2,771,858)	$(7,551,817)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Western Asset High Income Opportunity Fund Inc. 2017 Semi-Annual Report	31

Notes to financial statements (unaudited) (cont’d)

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

32	Western Asset High Income Opportunity Fund Inc. 2017 Semi-Annual Report

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as real-

Western Asset High Income Opportunity Fund Inc. 2017 Semi-Annual Report	33

Notes to financial statements (unaudited) (cont’d)

ized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of March 31, 2017, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the six months ended March 31, 2017, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the

34	Western Asset High Income Opportunity Fund Inc. 2017 Semi-Annual Report

notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(g) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(h) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At March 31, 2017, the Fund had sufficient cash and/or securities to cover these commitments.

(i) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated

Western Asset High Income Opportunity Fund Inc. 2017 Semi-Annual Report	35

Notes to financial statements (unaudited) (cont’d)

securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(j) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(k) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral

36	Western Asset High Income Opportunity Fund Inc. 2017 Semi-Annual Report

that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of March 31, 2017, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $245. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(l) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(m) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. The actual source of the Fund’s monthly distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(n) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(o) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Western Asset High Income Opportunity Fund Inc. 2017 Semi-Annual Report	37

Notes to financial statements (unaudited) (cont’d)

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2016, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(p) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of the Fund’s average daily net assets.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited provides certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated debt securities. Western Asset Limited does not receive any compensation from the Fund and is paid by Western Asset for its services to the Fund. For its services, LMPFA pays Western Asset monthly 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited a monthly sub-advisory fee at an annual rate of 0.30% related to the assets managed by Western Asset Limited.

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested directors (“Independent Directors”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Directors. The deferred balances were reported in the Statement of Assets and Liabilities under Directors’ fees payable and were considered a general obligation of the Fund and any payments made pursuant to the Plan were made from the Fund’s general assets. The Plan was terminated effective January 1, 2006. This change had no effect on fees previously deferred. As of March 31, 2017, the Fund had no deferred compensation payable.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

38	Western Asset High Income Opportunity Fund Inc. 2017 Semi-Annual Report

3. Investments

During the six months ended March 31, 2017, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$222,914,065	$98,149,283
Sales	203,281,125	124,083,982

At March 31, 2017, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$57,625,833
Gross unrealized depreciation	(30,157,063)
Net unrealized appreciation	$27,468,770

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at March 31, 2017.

LIABILITY DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$245

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended March 31, 2017. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$620,774	—	—	$620,774
Swap contracts	—	—	$(111,212)	(111,212)
Forward foreign currency contracts[1]	—	$26,408	—	26,408
Total	$620,774	$26,408	$(111,212)	$535,970

[1]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

Western Asset High Income Opportunity Fund Inc. 2017 Semi-Annual Report	39

Notes to financial statements (unaudited) (cont’d)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts[1]	$(2,421)

[1]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

During the six months ended March 31, 2017, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)†	$2,844,196
Forward foreign currency contracts (to buy)	705,126
Forward foreign currency contracts (to sell)	1,008,923

Average Notional Balance
Credit default swap contracts (to buy protection)†	$620,110

†	At March 31, 2017, there were no open positions held in this derivative.

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at March 31, 2017:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged	Net Amount
Forward foreign currency contracts	$245	—	$245

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

5. Restricted securities

The following Fund investments are restricted as to resale.

Security	Number of Shares	Acquisition Date	Cost	Value at 3/31/17	Value per Share	Percent of Net Assets
Berry Petroleum Co.	3,031	2/17	$30,310	$42,434	$14.00	0.01%

6. Distributions subsequent to March 31, 2017

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
3/24/2017	4/1/2017	$0.0305
4/21/2017	5/1/2017	$0.0305
5/19/2017	6/1/2017	$0.0305
6/23/2017	7/3/2017	$0.0300
7/21/2017	8/1/2017	$0.0300
8/25/2017	9/1/2017	$0.0300

40	Western Asset High Income Opportunity Fund Inc. 2017 Semi-Annual Report

7. Transfer of net assets

On August 26, 2016, the Fund acquired the assets and certain liabilities of Western Asset Managed High Income Fund Inc. (the “Acquired Fund”), pursuant to a plan of reorganization approved by shareholders of both the Acquired Fund and the Fund. Total shares issued by the Fund and the total net assets of the Acquired Fund and the Fund on the date of the transfer were as follows:

Acquired Fund	Shares Issued by the Fund	Total Net Assets of the Acquired Fund	Total Net Assets of the Fund
Western Asset Managed High Income Fund Inc.	45,543,715	$251,547,580	$462,228,312

As part of the reorganization, for each share they held, shareholders of the Acquired Fund received 0.964839 shares of the Fund. The Fund did not issue any fractional shares to shareholders of the Acquired Fund. In lieu thereof, the Fund purchased all fractional shares at the current net asset value of the shares and remitted the cash proceeds to former shareholders of the Acquired Fund in proportion to their fractional shares.

The total net assets of the Acquired Fund before acquisition included unrealized appreciation of $3,725,973, accumulated net realized loss of $72,448,992 and overdistributed net investment income of $205,460. Total net assets of the Fund immediately after the transfer were $713,775,892. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

Pro forma results of operations of the combined entity for the entire year ended September 30, 2016, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net investment income	$50,493,310
Net realized loss	(48,601,341)
Change in net unrealized appreciation (depreciation)	64,229,246
Increase in net assets from operations	$66,121,215

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Fund’s accompanying Statement of Operations since the close of business on August 26, 2016.

8. Stock repurchase program

On November 16, 2015, the Fund announced that the Fund’s Board of Directors (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the six months ended March 31, 2017, the Fund did not repurchase any shares.

Western Asset High Income Opportunity Fund Inc. 2017 Semi-Annual Report	41

Notes to financial statements (unaudited) (cont’d)

9. Capital loss carryforward

As of September 30, 2016, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
9/30/2017	$(23,181,153)
9/30/2018	(49,024,877)
9/30/2019	(11,684,123)
$(83,890,153)

These amounts will be available to offset any future taxable capital gains, except that under applicable tax rules, deferred capital losses of $86,067,316, which have no expiration date, must be used first to offset any such gains.

10. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

42	Western Asset High Income Opportunity Fund Inc. 2017 Semi-Annual Report

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Western Asset High Income Opportunity Fund Inc. (the “Fund”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreements (individually, a “Sub-Advisory Agreement,” and together, the “Sub-Advisory Agreements”) with the Manager’s affiliates, Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited in London (“Western Asset London”). Western Asset and Western Asset London together are hereinafter referred to as the “Sub-Advisers.” At a meeting (the “Contract Renewal Meeting”) held in-person on November 9 and 10, 2016, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and the Sub-Advisory Agreements, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and the Sub-Advisers, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s supervision (the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and the Sub-Advisory Agreements encompassed the Fund and other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Advisers to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Boards of the Fund and other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Advisers.

At a meeting held by conference call on November 2, 2016, the Independent Directors in preparation for the Contract Renewal Meeting met in a private session with their independent counsel to review Contract Renewal Information in respect of the Legg Mason Closed-end Funds, including the Fund, received to date. No representatives of the Manager or Western Asset participated in this meeting. The discussion below reflects all of these reviews.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Advisers together provide, or in the case of Western Asset London helps to provide, the Fund with certain investment sub-advisory

Western Asset High Income Opportunity Fund Inc.	43

Board approval of management and subadvisory agreements (unaudited) (cont’d)

services pursuant to the Sub-Advisory Agreements. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Advisers.

Board approval of management agreement and sub-advisory agreements

In its deliberations regarding renewal of the Management Agreement and the Sub-Advisory Agreements, the Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered Contract Renewal Information regarding the nature, extent, and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board reviewed the qualifications, backgrounds, and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Western Asset at the Contract Renewal Meeting, the general reputation and investment performance records of the Manager, Western Asset and their affiliates and the financial resources available to the corporate parent of the Manager and the Sub-Advisers, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board reviewed the responsibilities of the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by the Sub-Advisers and others and Western Asset’s coordination and oversight of the services provided to the Fund by Western Asset London. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by Western Asset pursuant to the Sub-Advisory Agreement (the “Western Asset Sub-Advisory Agreement”) between the Manager and Western Asset. The Western Asset Sub-Advisory Agreement permits Western Asset to delegate certain of its responsibilities, including its investment sub-advisory duties thereunder, provided that Western Asset, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Western Asset Sub-Advisory Agreement, Western

44	Western Asset High Income Opportunity Fund Inc.

Asset London helps to provide portfolio management services to the Fund pursuant to a separate Sub-Advisory Agreement with Western Asset.

In reaching its determinations regarding continuation of the Management Agreement and the Sub-Advisory Agreements, the Board took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon the reputation and the investment style, philosophy and strategy of the Manager and Western Asset, as well as the resources available to the Manager and the Sub-Advisers.

The Board concluded that, overall, the nature, extent, and quality of the management and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements have been satisfactory under the circumstances.

Fund performance

The Board received and considered information regarding Fund performance, including information and analyses (the “Broadridge Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The Board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe included the Fund and all non-leveraged high yield closed-end funds, as classified by Broadridge, regardless of asset size. The Performance Universe consisted of seven funds, including the Fund, for the 1-year period ended June 30, 2016; six funds, including the Fund, for the 3-year period ended such date; five funds, including the Fund, for the 5-year period ended such date; and three funds, including the Fund, for the 10-year period ended such date. The Board noted that it had received and discussed with the Manager and Western Asset information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and its peer funds as selected by Broadridge.

The Broadridge Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance was ranked fourth among the funds in the Performance Universe for the 1-year period ended June 30, 2016 (first being best in these performance rankings); sixth (last) among the funds in the Performance Universe for the 3-year period ended such date; fourth among the funds in the Performance Universe for the 5-year period ended such date; and second among the funds in the Performance Universe for the 10-year period ended such date. The Fund’s performance for each of the 1- and 10-year periods ended June 30, 2016 was at the Performance Universe median, but its performance was worse than the Performance Universe median for each of the 3- and 5-year periods ended such date. With respect to the Fund’s performance for the 1-year period, the Manager noted that the Fund’s performance was adversely affected, among other things, by an overweight to lower-rated securities, although this bias contributed to stronger recent performance. In addition to the Fund’s performance relative to the Performance Universe, the Board

Western Asset High Income Opportunity Fund Inc.	45

Board approval of management and subadvisory agreements (unaudited) (cont’d)

considered the Fund’s performance in absolute terms and the Fund’s performance relative to its benchmark for each of the 1, 3-, and 5-year periods ended June 30, 2016. On a net asset value basis, the Fund underperformed its benchmark for each of the periods. The Board considered that the Fund’s performance for the 10-year period was attributable in part to a predecessor portfolio management team.

Based on the reviews and discussions of Fund performance and considering other relevant factors, including those noted above, the Board concluded, under the circumstances, that continuation of the Management Agreement and the Sub-Advisory Agreements for an additional one-year period would be consistent with the interests of the Fund and its shareholders.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fees (the “Sub-Advisory Fees”) payable to the Sub-Advisers under the Sub-Advisory Agreements in light of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Advisers. The Board noted that the Sub-Advisory Fee payable to Western Asset under the Western Asset Sub-Advisory Agreement is paid by the Manager, not the Fund, and, accordingly, that the retention of Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s shareholders. Similarly, the Board noted that the Sub-Advisory Fee payable to Western Asset London under its Sub-Advisory Agreement with Western Asset is paid by Western Asset, not the Fund, and, accordingly, that the retention of Western Asset London does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Broadridge (the “Broadridge Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense universe (the “Expense Universe”) selected and provided by Broadridge. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Universe consisted of the Fund and six other non-leveraged high yield closed-end funds, as classified by Broadridge. The seven funds in the Expense Universe, which included two other Legg Mason Closed-end Funds managed by Western Asset, had average net common share assets ranging from $46.0 million to $660.6 million. One of the other Expense Universe funds was larger than the Fund and five were smaller.

The Broadridge Expense Information, comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Universe, showed, among other things, that the Management Fee on both a contractual basis and an actual basis (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Universe funds) was ranked second among the funds in the Expense Universe (first being lowest and, therefore, best in these expense component rankings) and was at the Expense Universe median for each of those expense components. The

46	Western Asset High Income Opportunity Fund Inc.

Broadridge Expense Information further showed that the Fund’s actual total expenses ranked third among the Expense Universe funds and were better (i.e., lower) than the Expense Universe median for that expense component. The Manager observed that the small number and varying sizes of funds comprising the Expense Universe made meaningful expense comparisons difficult.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Board was advised that the fees paid by such institutional, separate account and other clients (collectively, “institutional clients”) generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to institutional clients. Among other things, institutional clients have fewer compliance, administration and other needs than the Fund and the Fund is subject not only to heightened regulatory requirements relative to institutional clients but also to requirements for listing on the New York Stock Exchange. The Contract Renewal Information noted further that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Manager, in response to an inquiry from the Board as to the reasons for the fee differential, provided information as to differences between the services provided to the Fund and the other Legg Mason Closed-end Funds and the services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fees were reasonable in light of the nature, extent and overall quality of the management, investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2016 and March 31, 2015. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. The profitability to each of the Sub-Advisers was not considered to be a material factor in the Board’s

Western Asset High Income Opportunity Fund Inc.	47

Board approval of management and subadvisory agreements (unaudited) (cont’d)

considerations since Western Asset’s Sub-Advisory Fee is paid by the Manager, not the Fund, and the Sub-Advisory Fee for Western Asset London is paid by Western Asset, not the Fund. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager had decreased by 4 percent during the period covered by the analysis and remained at a level that the Board did not consider to be excessive in light of judicial guidance and the nature, extent and overall quality of the investment advisory and other services provided to the Fund.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure, which incorporates no breakpoints reducing the Management Fee at specified increased asset levels, was appropriate under present circumstances.

Other benefits to the manager and the sub-advisers

The Board considered other benefits received by the Manager, the Sub-Advisers and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

*  *  *  *  *  *

In light of all of the foregoing and other relevant factors, the Board determined, under the circumstances, that continuation of the Management Agreement and the Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and the Sub-Advisory Agreements, and each Board member may have attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement and the Sub-Advisory Agreements as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager or any Sub-Adviser were present.

48	Western Asset High Income Opportunity Fund Inc.

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset High Income Opportunity Fund Inc. was held on January 27, 2017 for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

Election of directors

Nominees	Votes For	Votes Withheld
Robert D. Agdern	109,100,451	2,731,292
Carol L. Colman	109,346,508	2,485,235
Daniel P. Cronin	109,328,886	2,502,857

At March 31, 2017, in addition to Robert D. Agdern, Carol L. Colman, and Daniel P. Cronin, the other Directors of the Fund were as follows:

Paolo M. Cucchi

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Jane Trust

Western Asset High Income Opportunity Fund Inc.	49

Dividend reinvestment plan (unaudited)

Under the Fund’s Dividend Reinvestment Plan (“Plan”), a shareholder whose shares of common stock are registered in his own name will have all distributions, including return of capital distributions, from the Fund reinvested automatically by Computershare Inc. (“Computershare”), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of Computershare as dividend paying agent.

The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value (“NAV”) per share of the common stock on the determination date (generally, the record date for the distribution), the Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of NAV determined as described below or 95% of the market price of the common stock.

If the market price of the common stock is less than the NAV of the common stock at the time of valuation (which is the close of business on the determination date) Computershare will buy common stock in the open market, on the stock exchange or elsewhere, for the participants’ accounts. If following the commencement of the purchases and before Computershare has completed its purchases, the market price exceeds the NAV of the common stock as of the valuation time, Computershare will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) NAV as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent Computershare is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by Computershare may exceed the NAV of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the distribution had been paid in common stock issued by the Fund at such net asset value. Computershare will begin to purchase common stock on the open market as soon as practicable after the determination date for distributions, but in no event shall such purchases continue later than 30 days after the payment date for such distribution, or the record date for a succeeding distribution, except when necessary to comply with applicable provisions of the federal securities laws.

Computershare maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of distributions will not relieve Plan participants of any income tax that may be payable on the distributions. Common stock

50	Western Asset High Income Opportunity Fund Inc.

in the account of each Plan participant will be held by Computershare in uncertificated form in the name of each Plan participant.

Plan participants are subject to no charge for reinvesting distributions under the Plan. Computershare’s fees for handling the reinvestment of distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the distributions. The Plan also may be amended or terminated by Computershare, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to Computershare Inc., 211 Quality Circle, Suite 210, College Station, TX 77845-4470 or by telephone at 1-888-888-0151.

*  *  *

On December 15, 2016, the Fund announced that the Board of Directors has authorized changes to the Fund’s Dividend Reinvestment Plan (the “Plan”) with respect to dividend reinvestment determinations and transaction fees for Plan participants selling their shares. A copy of the revised Plan is included below.

Effective July 1, 2017, the Fund will use the dividend payment date to determine if new shares are issued or shares are purchased in the open market for Plan participants reinvesting their distributions. If on the payment date the closing market price (plus $0.03 per share commission) is at or above the net asset value (“NAV”), the Fund will issue new shares of common stock. Newly issued shares of common stock will be issued at a price equal to the greater of (a) the NAV per share on the date prior to issuance or (b) 95% of the closing market price per share. If the closing market price (plus $0.03 per share commission) is lower than the NAV per share on the payment date, the Plan Agent will receive the distribution in cash and purchase common stock in the open market. In addition, effective July 1, 2017, fees paid by Plan participants to sell Fund shares will increase, with Plan participants paying a $5.00 transaction fee plus a $0.05 per share commission upon a sale of shares held pursuant to the Plan.

Revised dividend reinvestment plan:

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends and return of capital distributions, on your Common Stock will be automatically reinvested by Computershare Trust Company, N.A., as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Trust Company, N.A., as dividend paying agent.

Western Asset High Income Opportunity Fund Inc.	51

Dividend reinvestment plan (unaudited) (cont’d)

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock (plus $0.03 per share commission) on the payment date (or, if the payment date is not a NYSE trading day, the immediately preceding trading day) is equal to or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date, the Fund will issue new Common Stock at a price equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the payment date or (b) 95% of the market price per share of the Common Stock on the payment date.

(2) If the net asset value per share of the Common Stock exceeds the market price of the Common Stock (plus $0.03 per share commission) at the close of trading on the NYSE on the payment date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the payment date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the payment date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price (plus $0.03 per share commission) rises so that it equals or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the day prior to the issuance of shares for reinvestment or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan. You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at 211 Quality Circle, Suite 210, College Station, TX 77845-4470 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock.

Plan participants who sell their shares will be charged a service charge (currently $5.00 per transaction) and the Plan Agent is authorized to deduct brokerage charges actually incurred from the proceeds (currently $0.05 per share commission). There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically

52	Western Asset High Income Opportunity Fund Inc.

reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective. Upon any termination, you will be sent cash for any fractional share of Common Stock in your account. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. Additional information about the Plan and your account may be obtained from the Plan Agent at 211 Quality Circle, Suite 210, College Station, TX 77845-4470 or by calling the Plan Agent at 1-888-888-0151.

Western Asset High Income Opportunity Fund Inc.	53

Western Asset

High Income Opportunity Fund Inc.

Directors

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Jane Trust

Chairman

Officers

Jane Trust

President and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Todd F. Kuehl*

Chief Compliance Officer

Jenna Bailey

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Steven Frank

Treasurer

Jeanne M. Kelly

Senior Vice President

Western Asset High Income Opportunity Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Transfer agent

Computershare Inc.

211 Quality Circle, Suite 210

College Station, TX 77845-4470

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

New York Stock Exchange Symbol

HIO

*	Effective May 11, 2017, Mr. Kuehl became Chief Compliance Officer.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset High Income Opportunity Fund Inc.

Western Asset High Income Opportunity Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset High Income Opportunity Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Computershare Inc.

211 Quality Circle, Suite 210

College Station, TX 77845-4470

WAS04035 5/17 SR17-3058

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset High Income Opportunity Fund Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	May 30, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	May 30, 2017

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	May 30, 2017